Rule 497(e)

Registration Nos. 333-174332 and 811-22559

First Trust Exchange-Traded Fund IV

(the “Trust”)

First Trust North American Energy Infrastructure Fund

(the “Fund”)

Supplement To the Fund’s Statement of Additional Information

Dated September 1, 2022

Notwithstanding anything to the contrary in the Fund’s statement of additional information, the following paragraph is added to the end of the section entitled “Brokerage Allocations”:

On behalf of the Fund, the Sub-Advisor may seek to buy securities from or sell securities to another fund or account advised by the Sub-Advisor or an affiliate. The Sub-Advisor may effect purchases and sales between its clients or clients of its affiliates, including the Fund (“cross trades”), if it believes that such transactions are appropriate based on each fund’s or account’s investment objectives and guidelines, subject to applicable law and regulation. Cross trades may give rise to potential conflicts of interest for the Sub-Advisor. On any occasion when the Fund participates in a cross trade, the Fund will comply with procedures adopted pursuant to Rule 17a-7 under the 1940 Act and applicable SEC guidance.

Please Keep this Supplement with Your Fund
Statement of Additional Information for Future Reference